CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Comprehensive income:
Net income attributable to the group	$ 111,970	$ 97,122
Currency translation adjustment	(35,995)	(19,151)
Currency impact of long term funding (net of tax)	177	(402)
Amortization of interest rate hedge	0	56
Total comprehensive income attributable to the group	$ 76,152	$ 77,625